UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 29, 2005

(Date of Report; Date of Earliest Event Reported)
JCM PARTNERS, LLC

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-32653	94-3364323

(Commission File Number)	(IRS Employer Identification No.)

2151 Salvio Street, Suite 325, Concord, CA	94520

(Address of Principal Executive Offices)	(ZIP Code)
(925) 676-1966

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 3.8

Section 8 – Other Events
Item 8.01 Other Events.
As previously disclosed in our Form 8-K (June 21, 2005 event date), filed with the Securities and Exchange Commission on June 27, 2005, our Members approved an amendment to Section 7.4.3 of our Amended and Restated Operating Agreement. A copy of our Second Amended and Restated Operating Agreement, giving effect to this amendment, is filed as Exhibit 3.8 hereto.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c) The following exhibit is filed herewith:
Exhibit 3.8 Second Amended and Restated Operating Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM PARTNERS, LLC

July 29, 2005	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer

EXHIBIT INDEX

Designation	Description
Exhibit 3.8	Second Amended and Restated Operating Agreement